                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              DANIEL GREEN COMPANY
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          [DANIEL GREEN COMPANY LOGO]
                        THE QUALITY COMPANY SINCE 1882


                                                               February   , 1998

To the Stockholders:

     Enclosed with this letter is the Notice of the Annual Meeting of Stockholders to be convened in Boston on Friday, March 27, 1998, and thereafter adjourned to reconvene at the Marriott Hotel, Carrier Circle, Syracuse, New York, on Wednesday, April 1, 1998, at 10:00 a.m.

     The only business to be transacted at the Boston portion of the meeting is Item #1 on the enclosed Notice: the amendment of the Company's Articles of Organization to allow the Company to hold its stockholders meetings outside The Commonwealth of Massachusetts. Assuming this action is approved through your proxy voting at the meeting in Boston, the meeting will thereupon be adjourned to complete the amendment process by filing appropriate papers with the Secretary of State of Massachusetts, and will be reconvened in Syracuse on Wednesday, April 1.

     The reason for this amendment of the Company's Articles of Organization, as more fully set forth in the accompanying proxy statement, is to allow the Company to hold its meetings in upstate New York where more of its stockholders and employees reside, with the hope that more stockholders and employees will be able to attend the Annual Meeting.

     AS NO OTHER BUSINESS WILL BE TRANSACTED ON MARCH 27, THERE IS NO REASON TO ATTEND THE MEETING IN BOSTON IN PERSON. Reports of the Chairman and Treasurer and the other normal business of the Annual Meeting as outlined in the Notice will take place at the adjourned session in Syracuse. I hope to see many of the stockholders at that session on April 1.


                                            JAMES R. RIEDMAN, Chairman

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MARCH 27, 1998, ADJOURNED,
                        AND RECONVENED ON APRIL 1, 1998

     The Annual Meeting of Stockholders of Daniel Green Company (the "Company") will be held at the offices of Sullivan & Worcester LLP, 23rd floor, One Post Office Square, Boston, Massachusetts on Friday, March 27, 1998 at 9:00 o'clock in the forenoon, for the following purpose:

     1. To vote on a proposed amendment to the Company's Articles of Organization that would permit meetings of stockholders to be held outside The Commonwealth of Massachusetts.

IF THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE ARTICLES OF ORGANIZATION, THE ANNUAL MEETING OF STOCKHOLDERS WILL BE ADJOURNED AND RECONVENED AT THE MARRIOTT HOTEL, CARRIER CIRCLE, SYRACUSE, NEW YORK ON WEDNESDAY, APRIL 1, 1998 AT 10:00 O'CLOCK IN THE FORENOON, FOR THE FOLLOWING
PURPOSES:

     2. To fix the number of Directors at seven and to elect the Board of Directors of the Company.

     3. To ratify the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company for 1998.

     4. To transact such other business as may properly come before the meeting.

     Stockholders of record as of the close of business on February 6, 1998 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                                            By order of the Board of Directors



                                            JOHN B. FRENCH, Clerk

Boston, Massachusetts
February , 1998

     A FORM OF PROXY AND A RETURN ENVELOPE ARE ENCLOSED FOR THE USE OF STOCKHOLDERS. IT IS REQUESTED THAT YOU FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING IN SYRACUSE ON APRIL 1, 1998.

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD MARCH 27, 1998, ADJOURNED,
                        AND RECONVENED ON APRIL 1, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Daniel Green Company, a corporation organized under the laws of The Commonwealth of Massachusetts (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, March 27, 1998 at 9:00 A.M. at the offices of Sullivan & Worcester LLP, 23rd floor, One Post Office Square, Boston, Massachusetts, which meeting is expected to be adjourned to, and reconvened on, Wednesday, April 1, 1998 at 10:00 A.M. at the Marriott Hotel, Carrier Circle, Syracuse, New York, together with any and all further adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about February
  , 1998. A copy of the Annual Report to Stockholders of the Company for the year ended December 31, 1997, including audited financial statements, is being mailed with this Proxy Statement.

     The close of business on February 6, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 1,698,329 shares of Common Stock, $2.50 par value per share, of the Company, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

     The enclosed proxy is solicited by and on behalf of the Company, which has proposed the amendment to the Company's Articles of Organization referred to in Item #1 of the Notice of Annual Meeting of Stockholders and designated the nominees for Directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the proposed amendment to the Articles of Organization, FOR the election of each of the Board's nominees for the Board of Directors and FOR the ratification of the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company.

     The Board of Directors does not know of any matters not specifically referred to below which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

     In accordance with the By-laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of at least two-thirds of the outstanding shares of the Company shall be required to approve the proposed amendment to the Articles of Organization and an affirmative vote of a majority of the quorum shall be required for the election of Directors and the ratification of the selection of auditors and to pass any other measure properly presented to the meeting. Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Similarly, shares voted by record holders exercising proxy authority on behalf of beneficial owners shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any matter with respect to which required voting authority has not been granted.

     All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

                     AMENDMENT OF ARTICLES OF ORGANIZATION

     At its meeting on November 18, 1997, the Board of Directors unanimously voted to seek the stockholders' approval for an amendment to the Company's Articles of Organization. Under the Massachusetts Business Corporation Law, the Company is required to conduct meeting of its stockholders, including the Annual Meeting of Stockholders, within The Commonwealth of Massachusetts, except as otherwise permitted by the Company's Articles of Organization. The proposed amendment will add a provision to the Articles of Organization stating that meetings of the Company's stockholders may be held anywhere within the United States. The purpose of the amendment is to give the Company more flexibility in deciding where to hold such meetings, including the Annual Meeting of Stockholders. If the proposal is adopted by the stockholders, the Company anticipates that the Annual Meeting of Stockholders being conducted in Boston, Massachusetts on March 27, 1998 will be adjourned and reconvened in Syracuse, New York on April 1, 1998. It is anticipated that subsequent Annual Meetings of Stockholders will be held in upstate New York, where many of the Company's stockholders and employees reside.

     The Board of Directors recommends a vote FOR the proposal to amend the Company's Articles of Organization.

                             ELECTION OF DIRECTORS


     The Board of Directors has recommended that the number of Directors of the Company for the ensuing year be fixed at seven. Each of the six persons named below has been nominated by the Board for election and has consented to serve as a Director (unless unexpectedly unavailable) until the next annual meeting of stockholders and until his successor is duly elected and qualified. The Board of Directors has nominated only six persons in order that one seat on the Board may be held open until the Company has selected a new President, who, under the By-laws of the Company, must be a member of the Board. Under the By-laws the Board of Directors is authorized to fill vacancies in the Board and it intends to exercise this power by appointing the person selected as the new President to fill the vacant seventh seat. The proxies being solicited by means of this Proxy Statement can be voted only for six nominees. Each nominee now serves as a Director and each Director was elected by the stockholders. Set forth below are the names and certain information about the Company's six nominees for director.


EDWARD BLOOMBERG, Age: 60

Edward Bloomberg has been a Director of the Company since 1993. He is an independent investment advisor.

STEVEN M. DEPERRIOR, Age: 39

Steven M. DePerrior has been a Director of the Company since 1996. He is a Principal with Burke Group, which provides certain human-resources consulting services to the Company.

DAVID T. GRIFFITH, Age: 51

David T. Griffith has been a Director of the Company since 1994. He is President of M. Griffith, Inc., which provides financial planning and investment services to individuals and institutions.

GREGORY M. HARDEN, Age: 41

Gregory M. Harden has been a Director of the Company since 1996. He is President and Chief Executive Officer of Harden Furniture Co., Inc., a furniture manufacturer in McConnellsville, New York.

GARY E. PFLUGFELDER, Age: 66

Gary E. Pflugfelder has been a Director of the Company since 1983. Mr. Pflugfelder is sales consultant to, and prior to September 6, 1992 served as General Manager of, the Personal Financial Security Division of Aetna Life & Casualty Company.

JAMES R. RIEDMAN, Age: 38

James R. Riedman has been a Director of the Company since 1993 and has been Chairman of the Board of Directors and Chief Executive Officer of the Company since 1996. Mr. Riedman is President of Riedman Corporation, a commercial insurance agency which obtains property and casualty insurance coverage for the Company.


     There are no family relationships among the Directors or the executive officers of the Company.


     A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors recommends a vote FOR fixing the number of Directors at seven and FOR electing the six nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
                     OF THE BOARD OF DIRECTORS DURING 1997

     The Board of Directors held six meetings during 1997. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served.

     The Board has a Compensation/Pension Committee whose function is to review executive compensation, including the grant of stock options under the Company's Stock Incentive Plan, and matters relating to the Company's benefit plans. The members of the Compensation/Pension Committee at the end of 1997 were Messrs. Pflugfelder, DePerrior and Griffith. The Compensation/Pension Committee met three times during 1997.

     The Board has a Nominating Committee whose function is to select candidates for nomination to the Board of Directors. The members of the Nominating Committee at the end of 1997 were Messrs. Riedman, Bloomberg and William L. Fay. The Nominating Committee did not meet during 1997. While there is no formal procedure established for stockholders to submit recommendations to the Nominating Committee, the Nominating Committee will consider candidates whose names are submitted to the Company.

     The Board also has an Audit Committee whose members at the end of 1997 were Messrs. Griffith, Harden and John B. French. The Audit Committee met twice during 1997. In carrying out its responsibilities, the Audit Committee reviews the Company's policies and procedures for internal accounting and financial controls with the Company's independent auditors and with management and also reviews the degree of cooperation extended to the auditors by Company employees. The Committee also reviews the results of the audit of the Company's year-end financial statements and notes.

     Other functions of the Audit Committee are to recommend the selection of the Company's independent auditors and to approve any professional service rendered by the independent auditors after considering whether providing such service will affect the independence of the auditors.

                           COMPENSATION OF DIRECTORS

     Each Director receives a $500 fee for each meeting of the Board of Directors attended. In addition, each Director who is not an officer of the Company receives a $500 fee for each meeting of a committee of the Board attended ($650 in the case of the committee chairman). Directors who are not officers of the Company are also paid an annual retainer of $2,500.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner known by the Company to own 5% or more of the Common Stock, each current Director, each nominee for Director, the Chief Executive Officer of the Company and all Directors, nominees for Director and executive officers of the Company as a group, as of January 27, 1998.

                                                       SHARES OF              PERCENTAGE OF
                                                      COMMON STOCK             COMMON STOCK
                                                      BENEFICIALLY             BENEFICIALLY
          NAME AND ADDRESS                            OWNED AS OF              OWNED AS OF
          OF BENEFICIAL OWNER                       JANUARY 27, 1998         JANUARY 27, 1998
          -------------------                       ----------------         ----------------
          Edward Bloomberg
            11 Turnagain Road
            Kentfield, CA 94904                           129,500(1)                7.63%

          Steven M. DePerrior
            Burke Group
            10 East Street
            Honeoye Falls, NY 14472                           500                      *

          William L. Fay(2)
            Faytex Corp.
            185 Libbey Parkway
            Weymouth, MA 02189                             14,500                      *

          John B. French(2)
            Sullivan & Worcester LLP
            One Post Office Square
            Boston, MA 02109                                1,500                      *

                                                       SHARES OF              PERCENTAGE OF
                                                      COMMON STOCK             COMMON STOCK
                                                      BENEFICIALLY             BENEFICIALLY
          NAME AND ADDRESS                            OWNED AS OF              OWNED AS OF
          OF BENEFICIAL OWNER                       JANUARY 27, 1998         JANUARY 27, 1998
          -------------------                       ----------------         ----------------
          David T. Griffith
            M. Griffith, Inc.
            555 French Road
            P.O. Box 895
            New Hartford, NY 13413                         51,732                   3.05%

          Gregory M. Harden
            Harden Furniture
            Mill Pond Way
            McConnellsville, NY 13401                       2,000                      *

          Gary E. Pflugfelder
            500 South Salina Street
            Suite 320
            Syracuse, NY 13202                              5,000(3)                   *

          Warren J. Reardon III
            Daniel Green Company
            One Main Street
            Dolgeville, NY 13329                           99,071(4)                5.79%

          Retirement Committee
            of the Daniel Green
            Company Retirement
            Savings Partnership Plan
            One Main Street
            Dolgeville, NY 13329                          186,437                  10.98%

          James R. Riedman
            Riedman Corporation
            45 East Corporation
            Rochester, NY 14064                           511,855(5)               29.70%

          Riedman Corporation
            45 East Avenue
            Rochester, NY 14600                           501,355(6)               29.09%

          12 Named Executive Officers,
            Directors and Nominee for Director
            as a Group                                    739,387(1)(3)(4)         42.35%
                                                                 (5)(6)(7)

---------------

  * Less than 1%

(1) Includes 14,000 shares held by members of Mr. Bloomberg's family and 61,500 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor, as to which Mr. Bloomberg disclaims beneficial ownership.

(2) Messrs. Fay and French are not standing for re-election as Directors.

(3) Includes 500 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(4) Includes 12,000 shares that Mr. Reardon may purchase through exercise of stock options granted to him under the Company's Stock Incentive Plan and 52,426 shares owned by family members, as to which Mr.

    Reardon disclaims beneficial ownership. Mr. Reardon resigned as a Director and as President and Chief Operating Officer of the Company effective November 18, 1997.

(5) Includes 501,355 shares beneficially owned by Riedman Corporation, of which Mr. Riedman is president and a director, as to which Mr. Riedman disclaims beneficial ownership.

(6) Includes 25,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it in on July 29, 1997 in connection with a bridge loan to the Company.

(7) Includes 10,000 shares that Mr. Stanley W. Kabot, Treasurer of the Company, may purchase through exercise of a stock option granted to him under the Company's Stock Incentive Plan and 800 shares held by Mr. W. Lee Bynon, Vice President of the Company.

                       EXECUTIVE OFFICERS OF THE COMPANY

     In addition to Mr. Riedman, the following persons served as executive officers of the Company during 1997. The position with the Company and the principal employment of each such person for the five years prior to December 31, 1997, were as follows:

     Mr. Warren J. Reardon III, who served as a Director and as President and Chief Operating Officer of the Company, resigned for personal reasons from those positions effective November 18, 1997. Mr. Reardon has agreed to continue his employment with the Company until his successor begins service as President. Mr. Reardon became President of the Company on March 27, 1992 and Chief Operating Officer on June 26, 1996; he also served as Chief Executive Officer from June 30, 1992 until June 26, 1996.

     Mr. W. Lee Bynon, age 56, is Vice President, Sales of the Company. He has served in that capacity since 1991.

     Mr. Stanley W. Kabot, age 45, is Chief Financial Officer and Treasurer of the Company. He has served in that capacity since 1996. Prior to joining the Company, Mr. Kabot was corporate controller of Indium Corporation of America, Inc.

                 COMPENSATION OF EXECUTIVE OFFICERS DURING 1997

     The following information concerning annual and long-term compensation is furnished for the years 1995, 1996 and 1997 with respect to the Chief Executive Officer of the Company and each executive officer of the Company who received compensation for 1997 which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                       ANNUAL COMPENSATION                 ---------------
                                              --------------------------------------         SECURITIES
               NAME AND                                                OTHER ANNUAL          UNDERLYING
          PRINCIPAL POSITION         YEAR      SALARY        BONUS     COMPENSATION            OPTIONS
          ------------------         ----      ------        -----     -------------       ---------------
     Warren J. Reardon III.......    1997     $101,500(1)     -0-      $23,794(2)(3)        2,000 Shares
     (President through
     November 18,                    1996     $100,000        -0-          $  108(2)        10,000 Shares
     1997; CEO through June 26,
     1996)                           1995     $ 96,875(4)     -0-          $  108(2)             -0-

     James R. Riedman............    1997     $ 25,000        -0-                -0-             -0-
     (CEO since June 26, 1996)       1996     $ 12,500(5)     -0-                -0-             -0-

---------------

(1) Figure reflects salary increase to $102,000 per year on April 1, 1997.

(2) Figure reflects amount of annual premiums for group term life insurance paid by the Company ($108 in 1995 and 1996; $112 in 1997).

(3) Figure reflects cash-surrender value of life insurance policy assigned by the Company to Mr. Reardon ($12,282) and estimated value of occupancy of house owned by the Company ($11,400).

(4) Figure reflects salary increase to $100,000 per year on February 1, 1995.

(5) Figure reflects six months' service as CEO at an annual salary of $25,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. French, a current Director of the Company, is a partner in the law firm of Sullivan & Worcester LLP, which serves as counsel to the Company and which receives fees from the Company for its legal services. During 1996 and 1997, the Company paid legal fees to Sullivan & Worcester LLP of $115,500 and $142,950, respectively.

     Mr. Fay, a current Director of the Company, is president of Faytex Corp., a footwear industry supplier which supplies materials to the Company. During 1996 and 1997, the Company paid Faytex Corp. $83,383 and $60,407, respectively, for such materials.

     Riedman Corporation, a commercial insurance agency of which Mr. Riedman is President, obtains property and casualty insurance for the Company. During 1996 and 1997, the Company paid $547,631 and approximately $443,328, respectively, for such insurance coverage. Riedman Corporation's total fees in connection with these transactions were less than $35,000 for 1996 and $30,000 for 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, with respect to its 1997 fiscal year, all filing requirements applicable to its officers, directors and greater-than-10% shareholders were complied with, except that a report on SEC Form 4 disclosing Mr. Harden's acquisition of 2,000 shares of the Company's common stock was filed late.

                   RATIFICATION OF THE SELECTION OF AUDITORS

     The Company's financial statements for the year ended December 31, 1997 were examined by Deloitte & Touche LLP, independent certified public accountants. Deloitte & Touche LLP (or a predecessor firm) has served as the Company's independent auditors since 1973. The Board of Directors, on the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent auditors of the Company for 1998, subject to ratification by the stockholders.

     A representative of Deloitte & Touche LLP will be present at the meeting to answer questions and make a statement if he desires to do so.

     The Board of Directors recommends a vote FOR the ratification of its selection of Deloitte & Touche LLP as the Company's independent auditors.

                              AMENDMENT OF BY-LAWS

     At its meeting on November 18, 1997, the Board of Directors amended the By-laws of the Company relating to meetings of the stockholders of the Company to permit such meetings, including the Annual Meeting of Stockholders, to be held anywhere in the United States to the extent permitted by the Articles of Organization. In addition, the Board of Directors amended the By-laws to permit any meeting of stockholders to be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and to permit the meeting to be held as adjourned without further notice. The reason for the amendments is to permit meetings of the stockholders to be conducted outside The Commonwealth of Massachusetts and to facilitate the adjournment of stockholder meetings.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than October 28, 1998.

     STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 6, 1998 AND BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 1998 ANNUAL REPORT TO THE S.E.C. ON FORM 10-KSB. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: MR. STANLEY W. KABOT, CHIEF FINANCIAL OFFICER, DANIEL GREEN COMPANY, ONE MAIN STREET, DOLGEVILLE NEW YORK 13329.


                                            JOHN B. FRENCH, Clerk



February   , 1998

                                   DETACH HERE

                                      PROXY

                              DANIEL GREEN COMPANY

      ANNUAL MEETING OF STOCKHOLDERS - FRIDAY, MARCH 27, 1998 AT 9:00 A.M.



     The undersigned stockholder in Daniel Green Company (the "Company") hereby appoints James R. Riedman, David T. Griffith and John B. French, or any of them, proxies for the undersigned with all the powers the undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on March 27, 1998 and at all adjournments thereof, upon the proposal to amend the Articles of Organization of the Company, for the election of directors, upon the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the Company and in their discretion upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 SET FORTH ON THE REVERSE SIDE.




                                                                     SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE              SIDE




                                   DETACH HERE



        PLEASE MARK
        VOTES AS IN
   X    THIS EXAMPLE.
  ---

                                    Management recommends a vote FOR items 1, 2 and 3.
                                    --------------------------------------------------


1.  To amend the Articles of             2.  To set the number of Directors at      3.  To ratify the selection of Deloitte &
Organization to permit meetings of           seven and elect Directors.                 Touche LLP as independent auditors
stockholders to be held anywhere in                                                     for the Company.
the United States.                           NOMINEES:  Edward Bloomberg,
                                        Steven M. DePerrior, David T. Griffith,
   FOR      AGAINST      ABSTAIN        Gregory M. Harden, Gary E. Pflugfelder,         FOR       AGAINST      ABSTAIN
   [ ]        [ ]          [ ]          James R. Riedman and ____________.              [ ]         [ ]          [ ]

                                                    FOR         WITHHELD
                                                    [ ]           [ ]
                                        [ ]
                                           -------------------------------------
                                           For all nominees except as noted
                                           on the line above



                                                                         MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]

                                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                                                                           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                                                                             IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

SIGNATURE:                         DATE:                              SIGNATURE:                           DATE:
           -----------------------       --------------------------              -------------------------      --------------------